UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

X	Definitive Additional Materials

Soliciting Material Pursuant to Section 240.14a-12

BOK FINANCIAL CORPORATION
(Name of Registrant as Specified In Its Charter)
Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

X	No fee required.

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March 31, 2023

To Our Shareholders:

The Board of Directors of BOK Financial Corporation (the “Company”) has determined to recommend an additional proposal for shareholder approval at the Annual Meeting of Shareholders of BOK Financial Corporation to be held this year on Tuesday, May 2, 2023, at 2:30 p.m. Central Time as a virtual meeting of shareholders. The Board of Directors is asking the shareholders to approve an amendment to the Amended and Restated BOK Financial Corporation 2009 Omnibus Incentive Plan (the “Omnibus Plan”) to extend the time awards may be made pursuant to the Omnibus Plan until January 1, 2033 effective as of January 1, 2023. Because this proposal was not described in our Proxy Statement, dated March 23, 2023, we are providing additional information in the enclosed Supplement No. 1 to the Proxy Statement (the “Supplement”) and an amended proxy card or voting instruction card to allow our shareholders to vote on this new proposal. An Amended Notice of Annual Meeting is being delivered with this Supplement.

PLEASE NOTE THAT WE HAVE ENCLOSED A REVISED PROXY CARD. WE ASK THAT YOU CONSIDER THESE MATERIALS AND THE INSTRUCTIONS ON HOW TO VOTE IN ORDER TO EFFECTIVELY VOTE FOR ALL PROPOSALS.

You may vote on all five proposals by one of the alternatives described in the accompanying Supplement to the Proxy Statement. The receipt of your new proxy or voting instructions will revoke and supersede any proxy or voting instructions previously submitted.

In order to vote on the newly-added proposal, you must sign and return the enclosed revised proxy card, vote by telephone or Internet or attend the annual meeting via live webcast. If you have already completed and returned the original proxy card, by completing, signing and transmitting the revised proxy card, you will replace the original proxy card in its entirety and only your vote as indicated on the revised proxy card will be counted. If you have already voted by telephone or over the Internet, you may simply vote again, using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked. If you have already voted and do not submit new voting instructions, your previously submitted proxy or voting instructions will be voted at the annual meeting with respect to all other proposals but will not be counted in determining the outcome of the newly added proposal. You will be able to participate in the meeting, vote, and submit questions during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/BOKF2023 and entering your secure control number, which can be found on the enclosed proxy card. Details of the business to be conducted at the annual meeting are given in the enclosed Amended Notice of Annual Meeting, our Proxy Statement (previously delivered to you), Supplement No. 1 to our Proxy Statement (enclosed herewith) and our Annual Report to Shareholders, covering the fiscal year ended December 31, 2022.

Your vote is important. Please read the Proxy Statement that was previously made available to you and the Supplement in their entirety, as together they contain information that is important to your decisions in
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voting at the annual meeting. For specific instructions on how to vote your shares, please follow the procedures outlined in the Proxy Statement previously sent to you or refer to the section in the Supplement entitled “Questions and Answers About These Proxy Materials, Voting and New Proposal 5”. Thank you.

By Order of the Board of Directors

Stacy C. Kymes, President and
Chief Executive Officer

Tulsa, Oklahoma
March 31, 2023

AMENDED NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on May 2, 2023

To Our Shareholders:

Notice is hereby given that the Annual Meeting of Shareholders of BOK Financial Corporation (the “Company”), an Oklahoma corporation, will be held via live webcast at www.virtualshareholdermeeting.com/BOKF2023 on May 2, 2023, at 2:30 p.m. Central Time, for the following purposes:

1.To fix the number of directors to be elected at nineteen (19) and to elect nineteen (19) persons as directors for a term of one year or until their successors have been elected and qualified;

2.To ratify the selection of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending December 31, 2023;

3.To consider an advisory vote to approve the compensation of the named executive officers;

4.To consider an advisory vote on the frequency of the advisory vote to approve the compensation of the named executive officers;

5.To approve an amendment to the Amended and Restated BOK Financial Corporation 2009 Omnibus Incentive Plan to extend the time awards may be made pursuant to the Omnibus Plan until January 1, 2033 effective as of January 1, 2023; and

6.To transact such other business as may properly be brought before the annual meeting or any adjournment or adjournments thereof.

These items of business are more fully described in the Company's Proxy Statement dated March 23, 2023, with the exception of Proposal 5, which is described in the accompanying Supplement to the Proxy Statement. If you received a Notice of Internet Availability of Proxy Materials, which we mailed on March 23, 2023, you may access the Proxy Statement online at www.ProxyVote.com. Otherwise, you should have received a printed copy of the Proxy Statement, which was mailed on March 23, 2023.

The annual meeting may be adjourned from time to time and, at any reconvened meeting, action with respect to the matters specified in this notice may be taken without further notice to shareholders unless required by the Company’s Bylaws.

The Board recommends that shareholders vote FOR (i) the director nominees named in the accompanying Proxy Statement, (ii) the ratification of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending December 31, 2023, (iii) the approval of the named executive officers’ compensation, (iv) the approval of holding the advisory vote on executive compensation every year; and (v) the approval of an amendment to the Amended and Restated BOK Financial Corporation 2009 Omnibus Incentive Plan to extend the time awards may be made pursuant to the Omnibus Plan until January 1, 2033 effective as of January 1, 2023.

Only shareholders of record at the close of business on March 6, 2023 shall be entitled to receive notice of, and to vote at, the annual meeting. A complete list of shareholders entitled to vote will be available for inspection at our offices, Bank of Oklahoma Tower, One Williams Center, Tulsa, OK 74172, and electronically during the annual meeting at www.virtualshareholdermeeting.com/BOKF2023.

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BY ORDER OF THE BOARD OF DIRECTORS
Tamara Sloan, Secretary

March 31, 2023
Tulsa, Oklahoma
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SUPPLEMENT NO. 1 TO PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
To be held May 2, 2023

General

This Supplement No. 1 to the Proxy Statement (this “Supplement”) supplements and amends the Proxy Statement, dated March 23, 2023, previously made available to shareholders in connection with the solicitation of proxies for use at the 2023 Annual Meeting of Shareholders of BOK Financial Corporation or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Amended Notice of Annual Meeting. The annual meeting will be held on Tuesday, May 2, 2023, at 2:30 p.m. Central Time via live webcast at www.virtualshareholdermeeting.com/BOKF2023. Proxies also may be voted at any adjournments or postponements of the annual meeting.

On March 23, 2023, a notice containing instructions on how to access online the Proxy Statement, the accompanying proxy card and related materials was mailed to holders of record of common stock of the Company at the close of business on March 6, 2023. The Proxy Statement and this Supplement contain information about the annual meeting as well as information regarding the voting process, director elections, our corporate governance programs and executive and director compensation, among other things. We recommend that you read all of these materials. Capitalized terms used in this Supplement and not otherwise defined have the meanings given to them in the Proxy Statement.

This Supplement is being furnished to provide information related to a newly-added Proposal 5 that the Board of Directors has recommended for shareholder approval at the annual meeting, which proposal seeks approval of an amendment to the Company’s Amended and Restated BOK Financial Corporation 2009 Omnibus Incentive Plan to extend the Omnibus Plan until January 1, 2033, effective as of January 1, 2023.

This Supplement does not provide all of the information that is important to your decisions in voting at the annual meeting. Additional information is contained in the Proxy Statement for the annual meeting that was previously made available to you. If you previously received a Notice of Internet Availability of Proxy Materials, which we mailed on March 23, 2023, you may view the Proxy Statement, the Annual Report to Shareholders, this Supplement, the amended proxy card, and the Amended Notice of 2023 Annual Meeting of Shareholders at www.ProxyVote.com. Otherwise you should have received printed copies of the Proxy Statement, Annual Report to Shareholders, proxy card and a Notice of the 2023 Annual Meeting of Shareholders, which we mailed on March 23, 2023.

The amended proxy card enclosed with this Supplement differs from the proxy card previously furnished to you with the Proxy Statement, in that the enclosed proxy card includes Proposal 5. You may vote on all five proposals by submitting the amended proxy card enclosed with this Supplement or submitting a proxy via the phone, mail or Internet by following the procedures on your amended proxy card. The receipt of your new proxy card will revoke and supersede any proxy card previously submitted. If you have already voted and do not submit a new proxy card, your previously submitted proxy card will be voted at the annual meeting with respect to all other proposals but will not be counted in determining the outcome of the newly added Proposal 5.

Except for the addition of Proposal 5, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement.

THE PROXY STATEMENT CONTAINS IMPORTANT ADDITIONAL INFORMATION AND THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

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This Supplement is being filed with the Securities and Exchange Commission and being mailed on or about March 31, 2023 to holders of record of common stock as of the close of business on March 6, 2023.

The enclosed proxy is solicited on behalf of BOK Financial Corporation (the "Company" or "BOK Financial") and its Board of Directors for use at our annual meeting of shareholders.

Voting by Proxy

If you are the “record holder” of your shares (shares owned in your own name and not through a bank or brokerage firm), you may vote by phone, by mail, over the Internet, or in person (via live webcast) at the annual meeting. We encourage you to vote by phone, mail, or on the Internet in advance of the meeting even if you plan to attend the live webcast of the meeting.

If not revoked, your proxy will be voted at the annual meeting in accordance with your instructions marked on the proxy card. If you have previously delivered your proxy card, the delivery of your new proxy card pursuant to this Supplement will revoke your previously delivered proxy card and only the votes on your later delivered proxy card will be counted. If you have previously delivered your proxy card, and do not deliver a new proxy card pursuant to this Supplement, your votes on your previously delivered proxy card will be counted and you will not be counted as providing a vote on Proposal 5, which non-vote will be treated as an abstention. To vote on Proposal 5, you must sign and return the revised proxy card enclosed with this Supplement or vote by phone, by mail, over the Internet, or in person (via live webcast).

If you fail to mark your proxy with instructions, your proxy will be voted in accordance with the recommendations of the Board of Directors: (1) FOR the election of the nineteen (19) nominees for director listed in this Proxy Statement, (2) FOR the ratification of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending December 31, 2023, (3) FOR the approval of the named executives’ compensation, (4) FOR the approval of holding the advisory vote on executive compensation every year, and (5) FOR the approval of an amendment to the Amended and Restated BOK Financial Corporation 2009 Omnibus Incentive Plan (the "Plan") to extend the time awards may be made pursuant to the Omnibus Plan until January 1, 2033 effective as of January 1, 2023. If you are voting shares held in the BOK Financial Thrift Plan and you fail to mark your proxy with instructions, your shares will be voted by the Trustee of the Thrift Plan in the same ratio as those shares credited to the account of the Thrift Plan members who do give instructions to the Trustee. George B. Kaiser currently owns approximately 56.9% of the outstanding common stock and plans to vote all of his shares FOR the five proposals.

If you hold your shares in “street name” (shares held in the name of a bank or broker on a person’s behalf), you must vote by following the instructions on the form that you receive from your broker or nominee. Without your instructions, your broker or nominee is permitted to use its own discretion and vote your shares on certain routine matters (such as Item 2), but is not permitted to use discretion and vote your shares on non-routine matters (such as Items 1, 3, 4 and 5). We urge you to give voting instructions to your broker on all voting items.

As to any other matter that may properly be brought before the annual meeting, your proxy will be voted as the Board of Directors may recommend. If the Board of Directors makes no recommendation, your proxy will be voted as the proxy holder named in your proxy card deems advisable. The Board of Directors does not know of any other matter that is expected to be presented for consideration at the annual meeting.

Any shareholder executing a proxy retains the right to revoke it any time prior to exercise at the annual meeting. A proxy may be revoked by (i) delivery of written notice of revocation to Tamara Sloan, Secretary, at 124 East Fourth Street, Tulsa, Oklahoma 74103, (ii) execution and delivery of a later proxy to the address indicated on the proxy card, or (iii) voting the shares electronically at the annual meeting. If not revoked, all shares represented by properly executed proxies will be voted as specified therein.
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Voting and Quorum Requirements at the Meeting

Only holders of shares of common stock of the Company at the close of business on March 6, 2023 (the “record date”) are entitled to notice of and to vote at the annual meeting. On the record date, there were 66,780,833 shares of common stock outstanding and entitled to vote.

You will have one vote on each matter before the meeting for each share of common stock of the Company held by you on the record date.

In order to have a meeting it is necessary that a quorum be present. The presence in person or by proxy of the holders of a majority of the outstanding shares of common stock is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions and broker non-votes will not be counted as having voted either for or against a proposal.

The affirmative vote of the holders of shares representing a majority of the voting power of the shareholders present or represented at the meeting in which a quorum is present and entitled to vote is required for approval of all matters other than election of directors. Directors are elected by the affirmative vote of the holders of shares representing a majority of the voting power of the shareholders present or represented at the meeting in which a quorum is present and entitled to vote for the election of directors, but if the number of nominees exceeds the number of directors to be elected (i.e. a contested election), the shareholders shall instead elect the directors by plurality vote of the shares present in person or by proxy.

George B. Kaiser currently owns approximately 56.9% of the outstanding common stock and plans to vote all of his shares.
Solicitation of Proxies

BOK Financial is paying for all costs incurred in soliciting proxies under this Supplement and the Proxy Statement for the annual meeting. In addition to solicitation by mail, we may use our directors, officers and regular employees to solicit proxies by telephone or otherwise. These personnel will not be specifically compensated for these services. We will pay persons holding shares of common stock for the benefit of others, such as nominees, brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to the beneficial owner.
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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS,
VOTING AND NEW PROPOSAL 5

Why did I receive a notice regarding the availability of proxy materials on the Internet, rather than a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (a “Notice”) because the Board of Directors (sometimes referred to as the “Board”) of the Company is soliciting your proxy to vote at our 2023 Annual Meeting of Shareholders, including at any adjournments or postponements of the meeting. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.

The Notice was first mailed to our shareholders of record entitled to vote at the annual meeting on March 23, 2023.

Why did I receive this Supplement?

After the mailing of the Notice, the Board of Directors determined to recommend an additional proposal for shareholder approval at the annual meeting. This Supplement is being made available to you over the Internet or paper copies of these materials being delivered to you by mail as a shareholder of record, as of March 6, 2023, of the Company to provide you with information about the additional proposal to be voted on by the shareholders to approve an amendment to the Amended and Restated BOK Financial Corporation 2009 Omnibus Incentive Plan (the "Omnibus Plan") to extend the time awards may be made pursuant to the Omnibus Plan until January 1, 2033, effective as of January 1, 2023. This Supplement will be made available to you over the Internet and mailed on or about March 31, 2023 to our shareholders of record on the record date.

How do I attend the annual meeting?

The annual meeting will be held on Tuesday, May 2, 2023, at 2:30 p.m. Central Time via live webcast at www.virtualshareholdermeeting.com/BOKF2023.

Who can vote at the annual meeting?

Only holders of shares of common stock of the Company at the close of business on March 6, 2023 (the “record date”) are entitled to notice of and to vote at the annual meeting. On the record date, there were 66,780,833 shares of common stock outstanding and entitled to vote.

What am I voting on?

There are five matters scheduled for a vote:

1.To fix the number of directors to be elected at nineteen (19) and to elect nineteen (19) persons as directors for a term of one year or until their successors have been elected and qualified;

2.To ratify the selection of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending December 31, 2023;

3.To consider an advisory vote to approve the compensation of the named executive officers;

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4.To consider an advisory vote on the frequency of the advisory vote to approve the compensation of the named executive officers; and

5.To approve an amendment to the Amended and Restated BOK Financial Corporation 2009 Omnibus Incentive Plan to extend the time awards may be made pursuant to the Omnibus Plan until January 1, 2033, effective as of January 1, 2023.

What should I do if I have already voted?

In order to vote on Proposal 5, you must sign and return the revised proxy card enclosed with this Supplement or vote by phone, by mail, over the Internet, or in person (via live webcast) as described above. If you have already completed and returned the original proxy card previously sent to you and you also complete and return the enclosed revised proxy card, the completed and signed revised proxy card will replace the original proxy card in its entirety and only your vote as indicated on the revised proxy card will be counted. This means that, in order to vote with respect to all five proposals, you must vote again on Proposals 1, 2, 3 and 4 in addition to voting on Proposal 5.

If you have already completed and returned the original proxy card and you do not complete and return a signed revised proxy card, your vote on Proposals 1, 2, 3 and 4 as indicated on the original proxy card will be voted at the annual meeting, but you will not have a recorded vote with respect to Proposal 5. If you have already voted by phone, by mail, over the Internet, or in person (via live webcast), you may simply vote again, using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked. If you have already voted by phone, by mail or over the Internet and do not vote again, your vote on Proposals 1, 2, 3 and 4 will be recorded but you will not have a recorded vote on Proposal 5. Therefore, we urge you to cast your vote with respect to all proposals using the revised proxy card enclosed with this Supplement or one of the other methods described above.
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PROPOSAL FIVE - AMENDMENT TO THE AMENDED AND RESTATED BOK FINANCIAL CORPORATION 2009 OMNIBUS INCENTIVE PLAN TO EXTEND THE TIME AWARDS MAY BE MADE PURSUANT TO THE PLAN UNTIL JANUARY 1, 2033, EFFECTIVE AS OF JANUARY 1, 2023

RECOMMENDATION

✓
The Board of Directors recommends that you vote FOR an amendment to the Amended and Restated BOK Financial Corporation 2009 Omnibus Incentive Plan to extend the time awards may be made pursuant to the Omnibus Plan until January 1, 2033, effective as of January 1, 2023

On March 29, 2023, the Board of Directors adopted, subject to shareholder approval, an amendment to the Amended and Restated 2009 Omnibus Incentive Plan (the “Omnibus Plan”) to extend the time awards may be made pursuant to the Omnibus Plan until January 1, 2033, effective January 1, 2023 (the “Amendment”). The Omnibus Plan was last approved by the shareholders at the 2013 Annual Meeting Shareholders and effective January 1, 2013. Upon adoption, the Omnibus Plan provided that “no award shall be made more the ten years after the Effective Date,” which Effective Date was January 1, 2013. The proposed amendment extends the time awards may be made pursuant to the Omnibus Plan by another ten years to January 1, 2033. The Amendment will not make any changes to the Omnibus Plan other than extend the time awards may be made under the Omnibus Plan. In the event Proposal 5 is approved by the shareholders, it is expected that the Board of Directors will ratify the grants made to Company employees during the first quarter of 2023 as further described in the Proposal below. A copy of the proposed Amendment is attached to this Supplement as Annex A and further described below.

The affirmative vote of the holders of a majority of the shares of common stock, present in person or by proxy, voted at the meeting, is required for the approval of the amendment to the Company's Omnibus Plan. George B. Kaiser currently owns approximately 56.9% of the outstanding common stock and plans to vote all of his shares FOR this proposal.

Amendment

The Amendment, which is to be effective as of January 1, 2023, amends Section 17 of the Omnibus Plan as set forth below, with deletions noted in strike-out and additions noted in underline:

17. Duration of the Plan. Upon shareholder approval at the 2013 Annual Meeting of Shareholders, this Amended and Restated 2009 Omnibus Plan shall be effective as of January 1, 2013 (the “Effective Date”). The Plan shall remain in effect until all the Stock Options awarded under the Plan have been exercised or have expired or all Restricted Awards awarded under the Plan are free of restrictions imposed by the Plan and applicable Award Letters, whichever is later, but no award shall be made more than ~~ten~~ twenty years after the Effective Date.

Material Terms - Amended and Restated BOK Financial Corporation 2009 Omnibus Incentive Plan

The following is a summary of the material terms of the Omnibus Plan. Shareholders are encouraged to read the Omnibus Plan, which is attached to this Supplement as Annex B, in its entirety before casting their votes. Shareholders should also review the Compensation Discussion and Analysis section of the Proxy Statement beginning on page 33 of the Proxy Statement, which outlines the Company's complete executive compensation program for named executives.

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The Omnibus Plan

The Omnibus Plan serves as the vehicle for the Company to issue stock options and restricted stock to Company employees, including those executives participating in the Executive Incentive Plan (the “EIP”). While the Omnibus Plan continues to provide for the issuance of stock options, the Company has not issued stock options since 2013.

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Reserved Shares. The number of shares of common stock reserved for issuance as stock options or as restricted stock, or some combination of stock options and restricted stock, under the Omnibus Plan is 6,000,000 shares.

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Maximum Shares. The maximum number of shares of common stock subject to stock options which may be granted to any one participant during a calendar year period is 250,000, and the maximum number of combined service-based and performance-based restricted shares which may be granted to any one participant during a calendar year period is to 150,000.

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Service-Based and Performance-Based Restricted Stock – The Omnibus Plan provides for the award of “Service-Based Restricted Stock” and “Performance-Based Restricted Stock” to both participants in the Executive Incentive Plan and other Company employees defined as eligible participants under the Omnibus Plan.

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Service-Based Restricted Stock. Service-based restricted stock vests in accordance with the vesting schedule determined by the Compensation Committee and generally may not be transferred by the participant until two years after vesting.

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Performance-Based Restricted Stock. Performance-based restricted stock shall vest once such performance-based restricted shares are earned in accordance certain performance criteria discussed below and may generally not be transferred by the participant until two years after vesting.

“Restricted-Award EPS Performance” is the percentile ranking of the Company after (a) calculating the trailing three-year period earnings per share growth (determined as of the second anniversary of the end of the year in respect of which the performance-based restricted stocks were awarded) (the “Three Year EPS Average Growth”) for each Performance Peer (as defined below) and for the Company and (b) ranking the Company's Three Year EPS Average Growth compared to the Performance Peers' Three Year EPS Growth Average, starting with the highest Three Year EPS Average Growth and ending with the lowest Three Year EPS Average Growth.

Each annual award of performance-based restricted shares shall be reviewed for performance as of the second year-end anniversary of the year in respect of which the performance-based restricted shares were awarded (the “Reviewed Restricted Awards”). A participant shall earn Reviewed Restricted Awards using a linear interpolation pursuant to which 0% of the Reviewed Restricted Awards shall be earned if the Restricted Award EPS Performance is below the 30th percentile, 33% of the Reviewed Restricted Awards shall be earned if the Restricted Award EPS Performance is at the 30th percentile, 100% of the Reviewed Restricted Awards shall be earned if the Restricted Award EPS Performance is at the 50th percentile, and 200% of the Reviewed Restricted Awards all be earned if the Restricted EPS Performance is at the 80th percentile or above as illustrated in the following matrix:

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In the event that the Restricted Award EPS Performance is such that performance exceeds the target grant (e.g. 120% of target), the Participant shall receive an additional grant of performance-based restricted stock that equals the difference between the number of performance-based restricted stock that was granted at target and that which was earned pursuant to this Section 11(ii) (e.g. 20%) (the “Shares Exceeding Target”). The vesting and transfer restrictions on the Shares Exceeding Target shall be equal in duration to the Reviewed Restricted Award.

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Peer Groups. The “Performance Peers” shall include banking institutions which are up to two times in asset size larger than the Company and down to one-half in asset size smaller than the Company and designated by the Committee on an annual basis. The Committee may exclude from the Peers, in its discretion, a banking institution (or any number of banking institutions) whose business is largely dissimilar from the Company’s business. The Performance Peers shall be identified by the Committee each year on or before March 15.

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Retirement. In the event (A) a Participant has provided the Company with at least one year's prior written notice of his or his or her intent to retire and (B) the Participant has reached a minimum age of 60 and has a combined age and years of service with the Company that equals or is greater than 70 then:

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Service-Based Restricted Stock held by the Participant at the time of retirement shall not be automatically forfeited, but shall vest on a prorated basis based upon the amount of time the Participant was employed with the Company during the three year vesting period applicable to a Service-Based Restricted Stock grant (e.g. 50% of a Service-Based Restricted Stock grant would vest for a Participant who retired 18 months following the grant date) and such vested Service-Based Restricted Stock must continue to be held by the Participant during the Service-Based Restricted Stock Period; and

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◦
Performance-Based Restricted Stock held by the Participant at the time of retirement shall not be automatically forfeited, but shall have the opportunity to vest on a prorated basis based upon the amount of time the Participant was employed by the Company during the three year performance period and attaining the performance goals set forth in Section 7 for Non-EIP Awards and Section 10 of the EIP for EIP Awards (e.g. 50% of a Performance-Based Restricted Stock grant would be eligible for vesting (if performance goals were met) for a Participant who retired 18 months following a grant of Performance-Based Restricted Stock), and any such vested Performance-Based Restricted Stock must continue to be held during the Performance-Based Restricted Stock Period.

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Administration. Stock options or restricted stock awarded pursuant to the EIP are administered by the Compensation Committee of the Board of Directors. Stock options or restricted stock awarded other than pursuant to the EIP are administered by the Chief Executive Officer (“CEO”).

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Eligibility. All full-time employees of BOK Financial and its subsidiaries who, in the judgment of the Committee or of the CEO make a significant impact upon the profitability of the Company through their decisions, actions, and counsel, are eligible to participate in the Omnibus Plan and to receive awards of stock options or restricted stock.

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Non-Transferability. The stock options, the restricted stock, and the right to vote restricted shares and to receive dividends thereon, may not be sold, assigned, transferred, exchanged, pledged, hypothecated, or otherwise encumbered, except by will or by the laws of descent and distribution, by court order or decree, or for the payment of any withholding tax resulting from vesting.

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Termination/Forfeiture. If the employment of the participant terminates for any reason, including death, disability, retirement, resignation or involuntary termination (with or without cause), the participant's options and restricted stock automatically terminate and are forfeited except:

◦
if termination is by reason of death or disability, with respect to stock options, the participant (or the participant's personal representative) may purchase any of the participant's stock options which the participant had the right to purchase immediately preceding the date of the participant's termination of employment, within the time period such participant, but for such termination, could have exercised such stock options;

◦	if termination is by reason of death or disability, with respect to restricted stock, (a) Service-Based Restricted Stock held by the participant at the time of death or disability shall vest on a prorated basis based upon the amount of time the participant was employed with the Company during the three year vesting period applicable to a Service-Based Restricted Stock grant (e.g. 50% of a Service-Based Restricted Stock grant would vest for a participant who died or became disabled 18 months following the grant date) and become unrestricted; and (b) Performance-Based Restricted Stock shall not be forfeited, but shall have the opportunity to vest on a prorated basis based upon the amount of time the participant was employed by the Company during the three year performance period and attaining the performance goals set forth in EIP Awards (e.g. 50% of a Performance-Based Restricted Stock grant would be eligible for vesting (if performance goals were met) for a participant who was died or became disabled 18 months following a grant of Performance-Based Restricted Stock) and become unrestricted;

◦
if termination is by reason of resignation, retirement, or involuntary termination without cause, as defined in the Omnibus Plan, the participant may purchase, within 90 days of the termination, the stock options which the participant had the right to purchase immediately preceding the date of termination;

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◦	as described in “Retirement” on page 12 above; or

◦
if the participant is involuntarily terminated without cause within one year following a change in control, as defined in the Omnibus Plan, the participant may purchase, within 90 days of the participant's termination of employment, all of the participant's stock option shares, and all restrictions on the participant's restricted stock shall lapse.

•
Amendment. The Board of Directors may amend or terminate the Omnibus Plan, but shareholder approval is required to: materially increase the maximum number of shares which can be issued; materially increase the benefits accruing to participants; materially modify the requirements for eligibility; or modify the Omnibus Plan in a way which requires shareholder approval by law or regulation.

•
New Plan Benefits. Awards under the Omnibus Plan for 2022 and 2023 (thus far) are set forth in the respective tables below. Future awards under the Omnibus Plan to the EIP are granted in the discretion of the Compensation Committee of the Board of Directors, and future awards other than to the EIP are granted in the discretion of the CEO. Future awards are not currently determinable for periods after the date of this Supplement.

2022 Grants

Name and Position	Grant Date Fair Value	Number of Units
Stacy Kymes, CEO	$2,057,989	17,694
Steven Nell, CFO	$651,452	5,601
Scott Grauer, EVP Wealth Management and CEO BOKFS	$695,650	5,981
Marc Maun, EVP Regional Banking	$514,904	4,427
Norm Bagwell, EVP Texas Banking	$509,321	4,379
Executive Group	$6,484,166	55,749
Non-Executive Employee Group	$11,565,750	99,439

2023 Grants

Name and Position	Grant Date Fair Value	Number of Units
Stacy Kymes, CEO	$2,406,351	23,511
Steven Nell, CFO	$651,560	6,366
Scott Grauer, EVP Wealth Management and CEO BOKFS	$727,504	7,108
Marc Maun, EVP Regional Banking	$643,986	6,292
Norm Bagwell, EVP Texas Banking	$509,294	4,976
Executive Group	$7,928,850	77,468
Non-Executive Employee Group	$12,824,557	125,301

BOK Financial | 14

•
Tax Effects. The Omnibus Plan is not qualified under Section 401(a) of the Internal Revenue Code. The following is only a summary of the effect of federal income taxation upon employees and the Company with respect to compensation under the Omnibus Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of the employee's death or the income tax laws of any municipality, state or foreign country in which the employee's income or gain may be taxable. Generally, the tax effects are:

◦
Unless otherwise allowed or required by tax law, the Company will be entitled to an income tax deduction (i) with regard to stock options, at the date of exercise of the stock options by the participants and (ii) with regard to restricted stock when the restricted stock vests. The amount of the deduction will be equal to (i) with regard to stock options, the spread between the fair market value and the option price and (ii) with regard to restricted stock, the fair market value of the restricted stock on the vesting date.

◦
Participants should consult their tax advisors as to the tax effect of stock options and restricted stock received under the Omnibus Plan as individual circumstances and changes to tax laws and regulations may change the tax treatment. Generally, participants will recognize income at the date of exercise of the stock options and on the vesting date of restricted stock (unless the participant elects to recognize income on the date of grant), in an amount equal to the deduction allowed to the Company. Income recognized due to the exercise of a stock option or vesting of restricted stock will be subject to withholding and reported to the employee on form W-2. Generally, participants will not be subject to any further income recognition until a taxable transaction occurs involving the vested stock (in the case of restricted stock) or the purchase of stock (in the case of stock options). The basis in the stock is equal to the fair market value at the date of exercise (for the stock options) and at the date of vesting (for the restricted stock), and future transactions will be subject to capital asset rules. However, the amount of taxable income and the basis on the restricted stock will also depend on whether the participant makes an 83(b) election under the Internal Revenue Service code.

First Quarter 2023 Grants of Restricted Stock to Employees. Restricted stock grants to employees which normally occur in January of each year were granted beyond the time period provided for in the Omnibus Plan due to an inadvertent error. In the event Proposal 5 is approved by the shareholders, it is expected that the Board of Directors will ratify the annual and quarterly grants made to BOKF employees during the first quarter of 2023. The number of grants made in the first quarter of 2023 were as follows:

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Granted
2023 Employee Performance	26,760
2023 Employee Service	98,541
2023 Executive Performance	44,378
2023 Executive Performance (Deferred)	16,352
2023 Executive Service	9,729
2023 Executive Service (Deferred)	7,009
Grand Total	202,769
Stock Price	$102.35
2023 Employee Value	$12,824,557
2023 Executive Value	$7,928,850
2023 Total Value	$20,753,407
(i)    For purposes of this table "Executive" includes Norman P. Bagwell, James A. Dietz, Scott B. Grauer, Rebecca D. Keesling, Stacy C. Kymes, Derek S. Martin, Marc C. Maun, Steven E. Nell, Jeffrey A. Reid, Michael J. Rogers, Brad A. Vincent, Mark B. Wade, Kelley E. Weil.

Vote Required. The affirmative vote of the holders of a majority of the shares of common stock, present in person or by proxy, voted at the meeting, is required for approval of the Omnibus Plan.

The Board of Directors recommends that you vote FOR the approval of the Amended and Restated BOK Financial Corporation 2009 Omnibus Incentive Plan.

OTHER MATTERS

Management does not know of any matters to be presented for action at the meeting other than those listed in the Notice of Meeting and referred to in this Supplement and the Proxy Statement. If any other matters properly come before the meeting, it is intended that the Proxy solicited hereby will be voted in accordance with the recommendations of the Board of Directors.

THE COMPANY MAKES AVAILABLE ITS PERIODIC AND CURRENT REPORTS, FREE OF CHARGE, ON ITS WEB SITE AS SOON AS REASONABLY PRACTICABLE AFTER SUCH MATERIAL IS ELECTRONICALLY FILED WITH, OR FURNISHED TO, THE SEC AT HTTP://WWW.BOKF.COM.

COPIES OF THE ANNUAL REPORT ON FORM 10-K AND OTHER DISCLOSURE STATEMENTS FOR BOK FINANCIAL CORPORATION MAY BE OBTAINED WITHOUT CHARGE TO THE SHAREHOLDERS BY WRITING TO THE CHIEF FINANCIAL OFFICER, BOK FINANCIAL CORPORATION, P. O. BOX 2300, TULSA, OKLAHOMA 74192, OR THROUGH THE INTERNET AT WWW.EMATERIALS.COM/BOKF OR VIA E-MAIL TO RWOOD@BOKF.COM.

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ANNEX A

AMENDMENT
TO THE
AMENDED AND RESTATED BOK FINANCIAL CORPORATION 2009 OMNIBUS INCENTIVE PLAN

WHEREAS, BOK Financial Corporation (the “Company”) previously adopted the Amended and Restated BOK Financial Corporation 2009 Omnibus Incentive Plan, effective as of January 1, 2013 (the “Plan”);

WHEREAS, the Company desires to amend the Plan to extend the duration and term of the Plan to January 1, 2033, effective as of January 1, 2023;

NOW THEREFORE, subject to receipt of shareholder approval, effective as of January 1, 2023, Section 17 of the Plan is deleted in its entirety and replaced with the following:

“17. Duration of the Plan. Upon shareholder approval at the 2013 Annual Meeting of Shareholders, this Amended and Restated 2009 Omnibus Plan shall be effective as of January 1, 2013 (the “Effective Date”). The Plan shall remain in effect until all the Stock Options awarded under the Plan have been exercised or have expired or all Restricted Awards awarded under the Plan are free of restrictions imposed by the Plan and applicable Award Letters, whichever is later, but no award shall be made more than twenty years after the Effective Date.”

IN WITNESS WHEREOF, the Company has caused the amendment to be executed by a duly authorized officer, effective as of January 1, 2023.

BOK FINANCIAL CORPORATION

By: /s/ Stacy C. Kymes
Name: Stacy C. Kymes
Title: President and Chief Executive Officer
BOK Financial | 17

ANNEX B

BOK FINANCIAL CORPORATION

2009 OMNIBUS INCENTIVE PLAN

THIS 2009 OMNIBUS INCENTIVE PLAN (the “Plan”) of BOK Financial Corporation (the “Company”), an Oklahoma corporation with its principal office in Tulsa, Oklahoma, sets forth the terms and conditions under which stock options and restricted stock may be granted from time to time to its officers, executives, and key employees, subject to the following provisions:

1.    Purpose. The purpose of the Plan is to advance the interests of the Company by awarding to certain officers, executives, and other key employees of the Company and its subsidiaries who make exceptional contributions to the Company by their ability, loyalty, industry, and innovativeness: (a) stock options (“Stock Options”) to purchase shares of the common capital stock of the Company, par value $0.00006 per share (“Common Stock”), (b) restricted shares of the Common Stock (“Restricted Stock”), and/or (c) hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock. For purposes of this Plan, “Restricted Awards” include both Restricted Stock and Restricted Stock Units. The Company intends that the Plan will closely associate the interests of officers, executives, and key employees with those of the Company’s shareholders and will facilitate securing, retaining, and motivating officers, executives, and employees of high caliber and potential.

2.    Administration.

(a) Awards of Stock Options and/or of Restricted Awards pursuant to the Executive Incentive Plan. Stock Options or Restricted Awards awarded pursuant to the 2003 Executive Incentive Plan, as amended (the “EIP”) shall be administered by the Independent Compensation Committee of the Board of Directors (the “Committee”) of the Company (the “EIP Awards”). With regard to the EIP Awards, the Committee shall have full and final authority in its discretion to interpret conclusively the provisions of the Plan; to decide all questions of fact arising in its application; to determine the employees to whom awards shall be made under the Plan; to determine the award to be made and the amount, size, terms and restrictions of each such award; to determine the time when awards will be granted; and to make all other determinations necessary or advisable for the administration of the Plan.

(b) Awards of Stock Options and/or of Restricted Awards outside of the Executive Incentive Plan. Stock Options or Restricted Awards awarded other than pursuant to the EIP shall be administered by the Chief Executive Officer (the “CEO”) (the “Non-EIP Awards”). With regard to the Non-EIP Awards, the CEO shall have full and final authority in his discretion to interpret conclusively the provisions of the Plan; to decide all questions of fact arising in its application; to determine the employees to whom awards shall be made under the Plan; to determine the award to be made and the amount, size, terms and restrictions of each such award; to determine the time when awards will be granted; and to make all other determinations necessary or advisable for the administration of the Plan.

3.    Shares Subject to Plan. The awards issued under the Plan, whether issued as Stock Options or as Restricted Awards or some combination of Stock Options and Restricted Awards, shall not exceed in the aggregate six million (6,000,000) shares (or share equivalents) of
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Common Stock. Such shares shall be authorized and unissued shares. Any awards (or share equivalents) which are awarded hereunder and subsequently forfeited shall again be available under the Plan.

4.    Participants. Persons eligible to participate in the Plan and to receive awards of Stock Options or Restricted Awards under the Plan shall be limited to full–time employees of the Company and its subsidiaries who, in the judgment of the Committee or the CEO, make a significant impact upon the profitability of the Company through their decisions, actions and counsel. Those employees to whom awards of Stock Options or Restricted Awards are granted (“Participants”) shall be notified by a letter of award (“Award Letter”), which shall bear the date on which the Award Letter is issued (the “Award Date”).

5.    Maximum Shares Per Participant. No more than 250,000 shares of Common Stock subject to Stock Options, and no more than 150,000 shares of Restricted Awards, shall be issued to a single Participant in any single year.

6.    The Stock Options. The Stock Options established hereby are the right to purchase shares of Common Stock of the Company on the terms and conditions hereafter set forth in this and succeeding sections of the Plan:

(a)    Participants may receive awards of Stock Options at any time prior to April 30, 2023.

(b)    The Stock Options owned by each Participant shall entitle the Participant, subject to the terms and conditions hereof, and, if applicable, the terms of the EIP, to purchase that number of shares of Common Stock set forth in one or more Award Letters delivered to the Participant from time to time (“Stock Option Shares”).

(c)    The purchase price of shares subject to the Stock Options shall be the fair market value for BOK Financial Common Stock on NASDAQ on the Award Date (the “Option Price”).

(d)    The Stock Options may be exercised in accordance with, and only in accordance with, the following schedule:

(i)    At any time and from time to time one calendar year after the Award Date and prior to four calendar years after the Award Date, with respect to one seventh (1/7) of the Stock Option Shares set forth in the Award Letter.

(ii)    At any time and from time to time two calendar years after the Award Date and prior to five calendar years after the Award Date, with respect to one seventh (1/7) of the Stock Option Shares set forth in the Award Letter.

(iii)    At any time and from time to time three calendar years after the Award Date and prior to six calendar years after the Award Date, with respect to one seventh (1/7) of the Stock Option Shares set forth in the Award Letter.

(iv)    At any time and from time to time four calendar years after the Award Date and prior to seven calendar years after the Award Date, with respect to one seventh (1/7) of the Stock Option Shares set forth in the Award Letter.

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(v)    At any time and from time to time five calendar years after the Award Date and prior to eight calendar years after the Award Date, with respect to one seventh (1/7) of the Stock Option Shares set forth in the Award Letter.

(vi)    At any time and from time to time six calendar years after the Award Date and prior to nine calendar years after the Award Date, with respect to one seventh (1/7) of the Stock Option Shares set forth in the Award Letter.

(vii)    At any time and from time to time seven calendar years after the Award Date and prior to ten calendar years after the Award Date, with respect to one seventh (1/7) of the Stock Option Shares set forth in the Award Letter.

(e)    The Stock Options may be exercised only by (i) using the designated equity solutions software (the “Equity Exercise System”) and (ii) delivering payment in full of the purchase price of the shares being purchased to the Compensation Department of Human Resources of BOK Financial. Payment shall be made (i) by personal check of the Participant, (ii) in cash or its equivalent, or (iii) by tendering shares of Common Stock having a value equal to the purchase price based on the closing price quoted for Common Stock on NASDAQ on the day of exercise (or the next days close on non-trading days) or (iv) a combination of (i), (ii), or (iii).

7.    The Restricted Awards. Restricted Awards may be issued pursuant to the Plan in the form of “Service-Based Restricted Awards” or “Performance-Based Restricted Awards”.

(a)    Service-Based Restricted Awards. Service-Based Restricted Awards. Subject to (i) the provisions of Section 8(b) and (e) and (ii) for EIP Awards, Sections 9 and 11 of the EIP, Service-Based Restricted Awards shall vest in accordance with the vesting schedule determined by the Committee and may not be transferred by the Participant (except as provided in Section 8(a)) until two years after vesting (the “Service-Based Restricted Awards Period”); provided however, that the foregoing shall not limit the authority of the CEO provided in Section 2(b) herein to authorize the issuance of Non-EIP Service-Based Restricted Awards with vesting schedules, Service-Based Restrict Awards Periods and other terms differing from the foregoing, such vesting schedules, Service Based Restricted Awards Periods and other terms to be determined by the CEO at the time of grant of the Non-EIP Service-Based Restricted Award. Dividends on Service-Based Restricted Awards shall be vested and paid commencing with the date of grant.

(b)    Performance-Based Restricted Awards. Subject to the provision of Section 8(b), (d) and (e), Performance-Based Restrictive Stock shall vest after being earned in accordance with, Sections 9 and 10 of the EIP with respect to EIP Awards and Sections 7(b)(i) and (ii) below with respect to Non-EIP Awards, and may not be transferred by the Participant (except as provided in Section 8(a)) until two years after vesting (the “Performance-Based Restricted Awards Period”). Performance- Based Restricted Awards shall be issued to Non-EIP Participants as follows:

(i)    Targets for Non-EIP Awards of Performance-Based Restricted Awards. Prior to awarding Performance-Based Restricted Awards to Non-EIP Participants, the Chief Human Resources Officer shall determine, and the Chief Executive Officer shall approve, the target performance incentive compensation for each Non-EIP Participant (the “Non-EIP Performance Incentive Compensation Target”).

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(ii)    Performance-Based Compensation Measures for Non-EIP Awards of Performance-Based Restricted Awards.

A.     “Restricted-Award EPS Performance” is the percentile ranking of the Company after (a) calculating the trailing three-year period earnings per share growth (determined as of the second anniversary of the end of the year in respect of which the Performance-Based Restricted Awards were awarded) (the “Three Year EPS Average Growth”) for each Performance Peer (as defined below) and for the Company and (b) ranking the Company’s Three Year EPS Average Growth compared to the Peers’ Three Year EPS Growth Average, starting with the highest Three Year EPS Average Growth and ending with the lowest Three Year EPS Average Growth.

B.     Each annual award of Performance-Based Restricted Awards shall be reviewed for performance as of the second year-end anniversary of the year in respect of which the performance-based restricted shares were awarded (the “Reviewed Restricted Awards”). A Participant shall earn Reviewed Restricted Awards using a linear interpolation pursuant to which 0% of the Reviewed Restricted Awards shall be earned if the Restricted Award EPS Performance is below the 30th percentile, 33% of the Reviewed Restricted Awards shall be earned if the Restricted Award EPS Performance is at the 30th percentile, 100% of the Reviewed Restricted Awards shall be earned if the Restricted Award EPS Performance is at the 50th percentile, and 200% of the Reviewed Restricted Awards shall be earned if the Restricted Award EPS Performance is at the 80th percentile or above as illustrated in the following matrix:

In the event that the Restricted Award EPS Performance is such that performance exceeds the target grant (e.g. 120% of target), Participant shall receive an additional grant of Performance-Based Restricted Awards that equals the difference between the number of
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Performance-Based Restricted Awards that was granted at target and that which was earned pursuant to this Section 7(b)(ii) (e.g. 20%) (the “Shares Exceeding Target”). The vesting and transfer restrictions on the Shares Exceeding Target shall be equal in duration to the Reviewed Restricted Awards earned pursuant to this Section 7(b)(ii).

(iii)    Dividends. Dividends on Non-EIP Awards of Performance-Based Restricted Stock shall accrue, vest and in accordance with the vesting schedule determined by the Committee and subject to the vesting of the underlying Performance-Based Restricted Stock in accordance with Section 7(b)(ii) above. In the event a Non-EIP Participant receives Shares Exceeding Target, the Participant shall receive an amount equal to the dividend value that would have been received if the Shares Exceeding Target has been granted at the beginning of the performance period. The Company shall accrue the equivalent value of dividends on Deferred Stock Units (as defined in Section 7(e) below) which shall be paid upon settlement of the Deferred Stock Units, subject to the vesting and payment of the underlying Deferred Stock Units for which the dividends were accrued.

(iv)    Forfeiture. Non-EIP Awards of Performance-Based Restricted Awards, and any corresponding dividends, shall be subject to forfeiture to the extent not earned pursuant to Section 7(b)(ii) above.

(v)    Peer Groups. The peer banks which shall be used to earnings per share comparisons for Non-EIP Awards under the Plan shall be determined as follows:

A.     The peer groups shall include only publicly-traded, SEC registered, United States bank holding companies (BHCs) as reported in the S&P Global Market Intelligence SNL Platform or financial market data.

B.    The “Performance Peers” shall include banking institutions which are up to two times in asset size larger than the Company and down to one-half in asset size smaller than the Company and designated by the Committee on an annual basis. The Committee may exclude from the Peers, in its discretion, a banking institution (or any number of banking institutions) whose business is largely dissimilar from the Company’s business. The Performance Peers shall be identified by the Committee each year on or before March 15. Notwithstanding the foregoing or anything to the contrary in this Plan, in the event the Peers contain a banking institution that does not have sufficient compensation data to complete the contemplated calculation under this Plan (a “Disqualified Peer”), the Disqualified Peer shall be eliminated from the Peers. Asset size means total assets reported in a banking institution’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”).

C.     Unless otherwise provided by the Committee, the source for peer information shall be a reliable third-party vendor which obtains information from public information, primarily through periodic SEC filings and company press releases.
BOK Financial | 22

D.     The earnings per share (“EPS”) amounts shall be diluted EPS as defined by generally accepted accounting principles.

E.     The EPS growth is calculated as a simple average of the percentage change in EPS from one period to the next.

F.     In the event of a bank merger, data for the surviving entity shall be used for purposes of calculations under the Plan.

(c)    Special Grants. The CEO, at his option, may issue special grants of Service-Based or Performance-Based Restricted Awards for hiring and retention purposes (“Special Grants”). The Award Letter provided to the Participant shall specify the terms and conditions upon which restrictions on Special Grants shall lapse (the “Special Grant Restricted Awards Period”).

(d)    Book Entry. Service-Based and Performance-Based Restricted Stock shall be issued and outstanding on the shareholder ledgers maintained by the Company’s transfer agent. No physical certificates shall be issued for the Restricted Stock. The Company, without further action by a Participant, may cancel such Participant’s Restricted Stock in accordance with the Plan, the EIP, Award Letters, or Employment Agreements.

(e)    Voting. Restricted Stock holders shall be entitled to vote Restricted Stock held by the Participant. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

8.    Restrictions and Forfeiture. All Stock Options and Restricted Awards granted under the Plan shall be evidenced by the Award Letter provided to the Participant, and be subject to its terms and to the terms of this Plan, including the following restrictions and forfeitures:

(a)    Non-Transferability

(i)    Stock Options awarded may not be sold, assigned, transferred, exchanged, pledged, hypothecated, or otherwise encumbered, other than by will, by the laws of descent and distribution, or by court order or decree.

(ii)    Restricted Awards awarded, and the right to vote Restricted Stock, and to receive dividends thereon, may not be sold, assigned, transferred, exchanged, pledged, hypothecated, or otherwise encumbered during the applicable Service-Based Restricted Awards Period or Performance-Based Restricted Awards Period specified herein, other than by will, by the laws of descent and distribution, or by court order or decree; provided however, that a participant may sell an amount of Restricted Awards equal in value to the tax withholding amount arising from the vesting of Restricted Shares.

(b)    Forfeiture. All Stock Options (to the extent not previously exercised) and all Restricted Awards (regardless of issue date), will terminate and be forfeited if the Participant’s employment with the Company or its subsidiaries is terminated for any reason, including death, disability, retirement, resignation or involuntary termination (whether such involuntary termination is with or without cause), provided:

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(i)    In the event (A) a Participant has provided the Company with at least one year’s prior written notice of his or her intent to retire and (B) the Participant has reached a minimum age of 60 and has a combined age and years of service with the Company that equals or is greater than 70 then (C) Service-Based Restricted Awards held by the Participant at the time of retirement shall not be automatically forfeited, but shall vest on a prorated basis based upon the amount of time the Participant was employed with the Company during the three year vesting period applicable to a Service-Based Restricted Awards grant (e.g. 50% of a Service-Based Restricted Awards grant would vest for a Participant who retired 18 months following the grant date) and such vested Service-Based Restricted Awards must continue to be held by the Participant during the Service-Based Restricted Awards Period, (D) Performance-Based Restricted Awards held by the Participant at the time of retirement shall not be automatically forfeited, but shall have the opportunity to vest on a prorated basis based upon the amount of time the Participant was employed by the Company during the three year performance period and attaining the performance goals set forth in Section 7 for Non-EIP Awards and Section 10 of the EIP for EIP Awards (e.g. 50% of a Performance-Based Restricted Awards grant would be eligible for vesting (if performance goals were met) for a Participant who retired 18 months following a grant of Performance-Based Restricted Awards), and any such vested Performance-Based Restricted Awards must continue to be held during the Performance-Based Restricted Awards Period and (E) unvested Stock Options granted pursuant to an Award Letter and held by the Participant at the time of retirement shall not be automatically forfeited, but shall vest on a prorated basis determined pursuant to formula where the number of whole months the Participant was employed during the vesting year would be the numerator and the number of months in the seven year stock option vesting period (i.e. 84) which would be the denominator (e.g. if Stock Option grant was made January 1, 2014, and the Participant retired May 1, 2019, 4/84 of the Stock Option Shares set forth in an Award Letter would vest upon retirement) and any such Stock Options must be exercised as provided in Section 8(iii) below;

(ii)    In the event of the termination of employment of a Participant by reason of death or disability, the Participant (or in the event of death, the personal representative of the Participant) (A) may exercise any of Participant’s Stock Options which the Participant had the right to exercise immediately preceding the date of the Participant’s termination of employment within the period of time such Participant could have, but for such termination, exercised such Stock Options; (B) shall be entitled to all Service-Based Restricted Awards held by the Participant at the time of death or disability which shall immediately vest and become unrestricted; (C) shall be entitled to receive Performance-Based Restricted Awards in an amount equal to the plan target amount which shall immediately vest and become unrestricted; and (D) unvested Stock Options granted pursuant to an Award Letter and held by the Participant at the time of death or disability shall not be automatically forfeited, but shall vest on a prorated basis determined pursuant to formula where number of whole months the Participant was employed during the vesting year would be the numerator and the number of months in the seven year stock option vesting period (i.e. 84) which would be the denominator (e.g. if Stock Option grant was made January 1, 2014, and the Participant’s employment terminated for death or disability May 1, 2019, 4/84 of the Stock Option Shares set forth in an Award Letter would vest upon death or disability) and any such Stock Options must be exercised as provided in Section 8(iii) below;
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(iii)    In the event of termination of employment of a Participation by reason of resignation, retirement or involuntary termination which is other than “for cause” as defined in Section 8(b)(vi) below, or in the event of death or disability as provided in Section 8(b)(ii) above, the Participant (or in the event of death, the personal representative of the Participant) may exercise, within 90 days of the date of the Participant’s termination of employment or death or disability, any of Participant’s Stock Options which the Participant had the right to exercise immediately preceding the date of the Participant’s termination of employment.

(iv)    In the event a Participant's employment is involuntarily terminated by the Company without cause (as described below) and such involuntary termination without cause is within one year following a Change of Control (as defined below), the Participant may purchase, within 90 days of the date of the Participant’s termination of employment, all of Participant’s Stock Option Common Shares (to the extent not previously purchased), and all the restrictions on the Participant’s Restricted Awards shall lapse.

(v)    A “Change of Control” shall be deemed to have occurred if, and only if: (A) George B. Kaiser, affiliates of George B. Kaiser, and/or members of the family of George B. Kaiser and/or the George Kaiser Family Foundation and/or any charitable trust (including any charitable income trust), or other charitable legal entity created by George B. Kaiser collectively cease to own more shares of the voting capital stock of Company than any other shareholder (or group of shareholders acting in concert to control the Company to the exclusion of George B. Kaiser, affiliates of George B. Kaiser, members of the family of George B. Kaiser or the George Kaiser Family Foundation); or, (B) The Company shall cease to own more than 50% of the voting capital stock of BOKF, National Association.

(vi)    A Participant shall be deemed to have been terminated “with cause” if the Board of Directors of the Company determines (in its sole discretion provided only that such discretion is exercised with honesty in fact) that the Participant was terminated by reason of (A) any failure to substantially perform Participant's employment obligations to the Company in a satisfactory manner, (B) any intentional act materially injurious to the Company, (C) any act of moral turpitude, (D) any material dishonest or fraudulent act, or (E) any refusal to obey orders or instructions of the Participant's appropriate supervisors or seniors.

(vii)    A Participant shall be deemed employed by the Company so long as and only so long as the employee is in the employment of BOK Financial Corporation or a direct or indirect subsidiary of BOK Financial Corporation in which BOK Financial Corporation owns, directly or indirectly, more shares of the voting capital stock than any other shareholder (or group of shareholders acting in concert to control such subsidiary to the exclusion of the Company).

(viii)    Dividends paid on the Restricted Stock prior to forfeiture will not be forfeited or otherwise need to be refunded to the Company, even if the shares themselves have been forfeited.

(c)    Resale. Common Stock acquired by a Participant pursuant to the Plan may be resold only pursuant to the provisions of Section 19 hereof.

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(d)    EIP Restrictions. Stock Options and Restricted Awards awarded pursuant to the EIP are subject to the performance measures and terms of the EIP. In the event there is a conflict between this Plan and/or an Award Letter and the EIP, the EIP shall control.

(e)    Individual Employment Agreements. Stock Options and Restricted Awards issued pursuant to, or governed by, an individual employment agreement between a Participant and the Company or one of its affiliates (an “Employment Agreement”) shall be subject to the terms of such Employment Agreement. In the event of a conflict between the Plan and an Employment Agreement, the Employment Agreement shall prevail.

9.    Fair market value. Fair market value as of any date shall be the closing price at which shares of Company Common Stock were sold on the valuation day as quoted by NASDAQ or, if there were no sales on that date, then on the last day prior to the valuation day during which there were sales (the “Fair Market Value”).

10.    Rights to Terminate Employment. Nothing in the Plan or in any Award Letter shall confer upon any Participant the right to continue in the employment of the Company, nor affect any right which the Company may have to terminate the employment of such Participant.

11.    Withholding. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to withhold from sums due the Participant, or to require the Participant to remit to the Company, any amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificate for such shares.

12.    Tax Effects.

(a) The Plan is not qualified under Section 401(a) of the Internal Revenue Code.

(b) Unless otherwise allowed or required by tax law, the Company will be entitled to an income tax deduction (i) with regard to Stock Options, at the date of exercise of the Stock Options by the Participants, (ii) with regard to Restricted Awards when the Restricted Awards vests and (iii) with regard to Deferred Stock Units, at the time of distribution in accordance with the Deferred Compensation Plan. The amount of the deduction will be equal to (i) with regard to Stock Options, the spread between the Fair Market Value and the Option Price, (ii) with regard to Restricted Awards, the Fair Market Value of the Restricted Awards on the vesting date and (iii) with regard to Deferred Stock Units, the Fair Market Value of the Deferred Stock Units at the time of distribution in accordance with the Deferred Compensation Plan.

(c) Participants should consult their tax advisors as to the tax effect of Stock Options and Restricted Awards received under the Plan as individual circumstances and changes to tax laws and regulations may change the tax treatment of the Stock Options and Restricted Awards. Generally, Participants will recognize income (i) with regard to Stock Options, at the date of exercise of the Stock Options, (ii) with regard to Restricted Awards, on the vesting date (unless the Participant elects to recognize income on the date of grant or defers the Restricted Award) and (iii) with regard to Deferred Stock Units at the time if distribution in accordance with the Deferred Compensation Plan, in an amount equal to the deduction allowed to the Company, as Section 12(b) above. Income recognized due to the exercise of a Stock Option or vesting of Restricted Awards will be subject to withholding and reported to the employee on form W-2. Generally, participants
BOK Financial | 26

will not be subject to any further income recognition until a taxable transaction occurs involving the vested stock, in the case of Restricted Awards, or the purchase of stock, in the case of Stock Options or in the case of Deferred Stock Units, upon distribution in accordance with the Deferred Compensation Plan. The basis in the stock is equal to the (i) Fair Market Value at the date of exercise for the Stock Options,(ii) the Fair Market Value at the date of vesting for the Restricted Awards (unless deferred) and (iii) the Fair Market Value on the date of distribution for the Deferred Stock Units. Future transactions will be subject to capital asset rules. However, the amount of taxable income and the basis on the Restricted Awards will also depend on whether the Participant makes an 83(b) election under the Internal Revenue Service code.

13.    Non-Uniform Determinations. The determinations by the Committee or the CEO under the Plan (including, without limitation, determinations of the persons to receive awards, the form, amount and the timing of such awards, and the terms and provisions of such awards) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, regardless of whether such persons are similarly situated.

14.    Adjustments. In the event of any change in the outstanding Common Stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Committee and/or the CEO shall appropriately adjust the number and class of shares which may be issued under the Plan and shall provide for corresponding equitable adjustments in shares previously awarded and still subject to restrictions hereunder.

15.    Amendment. The Board of Directors of the Company may discontinue, suspend or amend the Plan at any time, except that without shareholder approval, the Board of Directors may not materially (a) increase the maximum number of shares which may be issued under the Plan (other than increases pursuant to paragraph 14 hereof); (b) increase the benefits accruing to participants under the Plan; (c) modify the requirements as to eligibility for participation in the Plan; or (d) modify the Plan in a way which, by law or regulation, would require shareholder approval. Stock Options issued pursuant to the Plan may not be re- priced.

16.    Effect on Other Plans. Participation in the Plan shall not affect an employee’s eligibility to participate in any other benefit or incentive plan of the Company, and any awards made pursuant to the Plan shall not be used in determining the benefits provided under any other plan of the Company, unless specifically provided in such other plan.

17.    Duration of the Plan. Upon shareholder approval at the 2013 Annual Meeting of Shareholders, this Amended and Restated 2009 Omnibus Plan shall be effective as of January 1, 2013 (the “Effective Date”). The Plan shall remain in effect until all Stock Options awarded under the Plan have been exercised or have expired or all Restricted Awards awarded under the Plan are free of all restrictions imposed by the Plan and applicable Award Letters, whichever is later, but no award shall be made more than ten years after the Effective Date.

18.    Successors. This Plan shall bind any successor of the Company, its assets or its businesses (whether direct or indirect, by purchase, merger, consolidation or otherwise), in the same manner and to the same extent that the Company would be obligated under this Plan if no succession had taken place. In the case of any transaction in which a successor would not by the foregoing provision or by operation of law be bound by this Plan, the Company shall require such successor expressly and unconditionally to assume and agree to perform the Company's obligations under this Plan, in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. The term “Company,” as used in
BOK Financial | 27

the Plan, shall mean the Company as hereinbefore defined and any successor or assignee to the business or assets which by reason hereof becomes bound by this Plan.

19.    Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an award, satisfaction of Performance Criteria, or another event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under the Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payment of, and accrual of interest or other earnings, if any on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures the Committee deems advisable for the administration of any such deferral program.

20.    Reoffer or Resale of Common Stock Acquired Pursuant to the Plan. The reoffer or resale of Company Common Stock acquired by a Participant pursuant to the Plan shall be subject to the following terms and conditions:

(a)    If the Participant is an affiliate of the Company, the reoffer or resale of Company Common Stock may be made by the Participant only (i) by means of a reoffer prospectus pursuant to an effective registration statement on Form S-8 or (ii) in accordance with the provisions of SEC Rule 144 or (iii) pursuant to the determination of the Company's general counsel that there is an available exemption under the federal and state securities laws.

(b)    If the Participant is not an affiliate of the Company, the reoffer or resale is not subject to restriction, except as set forth in Section 19(c) of this Plan.

(c)    Prior to reoffering or reselling any Company Common Stock acquired pursuant to this Plan, the Participant shall advise the Compensation Department of Human Resources of BOKF, National Association which shall refer the matter to the Company’s general counsel. The Company’s general counsel shall determine whether the Participant is an affiliate or a non-affiliate of Company. If the Company’s general counsel determines Participant is an affiliate, the Participant shall offer and sell the Company Common Stock only as provided by Section 19(a).

21.    Miscellaneous Provisions. The following miscellaneous provisions shall apply to the Plan:

(a)    This Plan is made and executed in Tulsa County, Oklahoma;

(b)    This Plan shall be subject to, and interpreted in accordance with, the laws of the State of Oklahoma;

(c)    This Plan is the entire agreement of the parties respecting the subject matter hereof. There are no other agreements, whether oral or written, respecting the subject matter hereof;

(d)    Headings used in the Plan are for convenience only, do not modify or affect the meaning of any provision herein, and shall not serve as a basis for interpretation or construction of the Plan;

(e)    Rights and obligations arising under the Plan may not be assigned; and
BOK Financial | 28

(f)    In any action brought by a party hereto to enforce the obligations of any other party hereto, the prevailing party shall be entitled to collect from the opposing party to such action such party's reasonable litigation costs and attorneys’ fees and expenses (including court costs, reasonable fees of accountants and experts, and other expenses incidental to the litigation).

22.    Additional Information.

(a)    The Plan is not subject to the provisions of the Employee Retirement Income Security Act.

(b)    No reports shall be required to be delivered to the Participants as to the status of their participation in the Plan. However, a Participant may contact the Compensation Department of Human Resources of BOKF, National Association to determine information regarding status of restrictions on shares issued pursuant to the Plan.

23.    Incorporation of Certain Documents by Reference. The Company is subject to the information reporting requirements of the Securities Exchange Act of 1934 and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the “Commission”). The following documents filed with the Commission are incorporated in this part of the Section 10(a) Prospectus by reference:

(a)    Registration Statement on Form S-1 and the Prospectus included therein (Registration No. 33-40950), as amended, filed under the Securities Act of 1933 with the Commission and declared effective on August 13, 1991;

(b)    Registration Statement on Form 10 (Registration No. 0-19341), filed under the Exchange Act with the Commission, and subsequent amendments thereto filed on Form 8;

(c)    Information Statement and Prospectus Supplement filed with the Commission on November 20, 1991, under the Exchange Act and also under the Securities Act of 1933;

(d)    The description of Company's capital stock contained on page 2 in the Registration Statement on Form 10, as amended by filings on Form 8, filed under the Exchange Act (Registration No. 0-19341), including any amendment or report filed for the purpose of updating such description;

(e)    Annual Report on Form 10-K filed with the Commission on February 27, 2013; and

(f)    Additionally, all documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14, and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration statement and to be part thereof from the date of filing of such documents.

All documents incorporated by reference in this part of the Section 10(a) Prospectus and all other documents required to be delivered to employees pursuant to Rule 428(b) of the
BOK Financial | 29

Securities Act of 1933 may be obtained, without charge, upon written or oral request to the Compensation Department of Human Resources of BOKF, National Association at P.O. Box 2300, Tulsa, Oklahoma 74192, telephone number (918) 588-6547. Any additional information about the Plan or its administrators may also be obtained by contacting the Compensation Department of Human Resources of BOKF, National Association.
BOK Financial | 30

BOK FINANCIAL

BOK FINANCIAL CORPORATION
P.O. BOX 2300
TULSA, OK 74192
ATTN: KATHY ANDERSON

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1 1

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 1, 2023 for shares held directly and by 11:59 P.M. Eastern Time on April 30, 2023 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/BOKF2023

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on May 1, 2023 for shares held directly and by 11:59 P.M. ET on April 30, 2023 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

For All ☐ Withhold All ☐ For All Except ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

1. Election of Directors

Nominees

01) Alan S. Armstrong
02) Steven Bangert
03) Chester E. Cadieux, III
04) John W. Coffey
05) Joseph W. Craft, III
06) David F. Griffin
07) V. Burns Hargis
08) Douglas D. Hawthorne
09) Kimberley D. Henry
10) E. Carey Joullian, IV
11) George B. Kaiser
12) Stacy C. Kymes
13) Stanley A. Lybarger
14) Steven J. Malcolm
15) E. C. Richards
16) Claudia San Pedro
17) Peggy I. Simmons
18) Michael C. Turpen
19) Rose M. Washington

The Board of Directors recommends you vote FOR proposals 2 and 3.

For / Against / Abstain

2. Ratification of the selection of Ernst & Young LLP as BOK Financial Corporation's independent auditors for the fiscal year ending December 31, 2023. ☐ ☐ ☐

3. Approval of the compensation of the Company's named executive officers as disclosed in the Proxy Statement. ☐ ☐ ☐

The Board of Directors recommends you vote FOR proposal 5.

For / Against / Abstain

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

1 year / 2 years / 3 years / Abstain

4. Advisory vote on the frequency of future advisory votes to approve the compensation of the named executive officers. ☐ ☐ ☐ ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

02 0000000000

0000604285_1 R1.0.0.6

BOK Financial | 31

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

BOK FINANCIAL CORPORATION
Annual Meeting of Shareholders
May 2, 2023 2:30 PM CDT
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Frederic Dorwart and Tamara Sloan, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of BOK FINANCIAL CORPORATION that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 2:30 PM, CDT on May 2, 2023, at www.virtualshareholdermeeting.com/BOKF2023 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is given, this proxy will be voted in accordance with the Board of Directors' recommendations unless you are voting shares held in the BOK Financial Thrift Plan (the "Plan"), in which case, if no direction is given for shares held in the Plan, such shares will be voted by the Trustee of the Plan in the same ratio as those shares credited to the accounts of the Plan members who give instructions to the Trustee.

0000604285_2 R1.0.0.6

Continued and to be signed on reverse side

BOK Financial | 32

Your **Vote** Counts!

BOK FINANCIAL CORPORATION

2023 Annual Meeting

Vote by May 01, 2023 11:59 PM ET. For shares held in a Plan, vote by April 30, 2023 11:59 PM ET.

BOK FINANCIAL

BOK FINANCIAL CORPORATION
P.O. BOX 2300
TULSA, OK 74192
ATTN: KATHY ANDERSON

1 OF 2
322,224
148,294

Ricky Campana
P.O. Box 123456
Suite 500
51 Mercedes Way
Edgewood, NY 11717

30#

FLASHID-JOB#

You invested in BOK FINANCIAL CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 02, 2023.**

Get informed before you vote

View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 18, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control # XXXX XXXX XXXX XXXX

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 02, 2023
2:30 PM CDT

Virtually at:
www.virtualshareholdermeeting.com/BOKF2023

*Please check the meeting materials for any special requirements for meeting attendance.

BOK Financial | 33

Vote at www.ProxyVote.com

Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

SHARE CLASSES REPRESENTED FOR VOTING

THE COMPANY NAME INC. - COMMON ASDFGHJKL	123456789.1234
THE COMPANY NAME INC. - CLASS A	123456789.1234
THE COMPANY NAME INC. - CLASS B	123456789.1234
THE COMPANY NAME INC. - CLASS C	123456789.1234
THE COMPANY NAME INC. - CLASS D	123456789.1234
THE COMPANY NAME INC. - CLASS E	123456789.1234
THE COMPANY NAME INC. - CLASS F	123456789.1234
THE COMPANY NAME INC. - 401 K	123456789.1234

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Alan S. Armstrong 02) Steven Bangert 03) Chester E. Cadieux, III 04) John W. Coffey 05) Joseph W. Craft, III 06) David F. Griffin 07) V. Burns Hargis 08) Douglas D. Hawthorne 09) Kimberley D. Henry 10) E. Carey Joullian, IV 11) George B. Kaiser 12) Stacy C. Kymes 13) Stanley A. Lybarger 14) Steven J. Malcolm 15) E. C. Richards 16) Claudia San Pedro 17) Peggy I. Simmons 18) Michael C. Turpen 19) Rose M. Washington	For
2. Ratification of the selection of Ernst & Young LLP as BOK Financial Corporation's independent auditors for the fiscal year ending December 31, 2023.	For
3. Approval of the compensation of the Company's named executive officers as disclosed in the Proxy Statement.	For
4. Advisory vote on the frequency of future advisory votes to approve the compensation of the named executive officers.	1 Year
5. Approval of the Amendment to the Amended and Restated BOK Financial Corporation 2009 Omnibus Incentive Plan to extend the time awards may be made pursuant to the Omnibus Plan until January 1, 2033, effective as of January 1, 2023.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

FLASHID-JOB#

BOK Financial | 34